UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2022

BioMarin Pharmaceutical Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-26727	68-0397820
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 Lindaro Street, San Rafael, California	94901
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 506-6700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	BMRN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 15, 2022, the Board of Directors (the “Board”) of BioMarin Pharmaceutical Inc. (the “Company”) approved and adopted the Company’s Amended and Restated Bylaws (as so amended, the “Amended Bylaws”), effective as of December 15, 2022.

The amendments effected by the Amended Bylaws:

•

Update provisions regarding the manner of giving notice of a meeting of stockholders and the manner of waiving notice of a meeting of stockholders to align with Delaware General Corporation Law (the “DGCL”);

•

Update provisions regarding the manner in which a meeting of stockholders may be adjourned without having to provide additional notice and the availability of the list of stockholders entitled to vote at a meeting of stockholders, in each case to reflect recent amendments to the DGCL;

•	Require that a stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white;

•

Update procedural mechanics and disclosure requirements in connection with stockholder nominations of directors and submission of certain stockholder proposals made in connection with annual and special meetings of stockholders, including addressing matters relating to Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Universal Proxy Rules”), such as providing the Company a remedy if a stockholder fails to satisfy certain requirements under the Universal Proxy Rules and requiring stockholders who intend to use the Universal Proxy Rules to provide reasonable evidence of the satisfaction of certain requirements under the Universal Proxy Rules at least five business days before the applicable meeting; and

•	Make certain other administrative, modernizing, clarifying, and conforming changes.

The preceding description of the changes contained in the Amended Bylaws does not purport to be complete and is qualified in its entirety by reference to the Amended Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Bylaws of BioMarin Pharmaceutical Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioMarin Pharmaceutical Inc., a Delaware corporation

Date: December 21, 2022	By:	/s/ G. Eric Davis
G. Eric Davis Executive Vice President, Chief Legal Officer